Exhibit 10.8

WARRANT AGREEMENT

between

VANGUARD NATURAL RESOURCES, INC.,

AS ISSUER

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,

AS WARRANT AGENT

August 1, 2017

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Table of Contents

(continued)

Page

EXHIBIT E	FORM OF ELECTION TO EXERCISE VNR COMMON UNIT WARRANT (DIRECT REGISTRATION WARRANTS)
EXHIBIT F	FORM OF ELECTION TO EXERCISE VNR PREFERRED UNIT WARRANT (DIRECT REGISTRATION WARRANTS)
EXHIBIT G	FORM OF VNR COMMON UNIT WARRANT ASSIGNMENT
EXHIBIT H	FORM OF VNR PREFERRED UNIT WARRANT ASSIGNMENT
EXHIBIT I	VNR COMMON UNIT WARRANT SUMMARY
EXHIBIT J	VNR PREFERRED UNIT WARRANT SUMMARY

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This WARRANT AGREEMENT (this “Agreement”) is dated as of August 1, 2017, between VANGUARD NATURAL RESOURCES, INC., a Delaware corporation, (the “Company”) as issuer, and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as warrant agent (the “Warrant Agent”).

WITNESSETH

WHEREAS, in connection with the financial restructuring of Vanguard Natural Resources, LLC (“Vanguard”) and certain of its subsidiaries (collectively, the “Debtors”) pursuant to the Debtors’ Modified Second Amended Joint Plan of Reorganization (the “Plan”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§101 et. seq. (the “Bankruptcy Code”), the Company has agreed to issue (i) to holders of VNR Preferred Units, the VNR Preferred Unit Warrants (the “VNR Preferred Unit Warrants”), which are exercisable to purchase up to 621,649.49 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to adjustment as provided herein, and (ii) to holders of VNR Common Units, the VNR Common Unit Warrants (the “VNR Common Unit Warrants” and, together with the VNR Preferred Unit Warrants, the “Warrants”), which are exercisable to purchase up to 640,875.75 shares of the Company’s Common Stock, subject to adjustment as provided herein;

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, replacement, exercise and cancellation of the Warrants;

WHEREAS, the Warrant Agent, at the request of the Company, has agreed to act as the agent of the Company in connection with the issuance, registration, transfer, exchange, replacement, exercise and cancellation of the Warrants as provided herein;

WHEREAS, the Warrants and the underlying Common Stock are being offered and sold in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities or “blue sky” laws afforded by Section 1145(a)(2) of the Bankruptcy Code; and

WHEREAS, the Company desires to enter into this Agreement to set forth the terms and conditions of the Warrants and the rights of the Holders (as defined below) thereof.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties hereto agree as follows:

Section 1.          Certain Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Section.

“Agreement” has the meaning specified in the preamble hereof.

“Appropriate Officers” mean the Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary, Assistant Secretary or any Vice President (or higher or equivalent officer) of the Company.

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“Automatic Exercise Time” has the meaning specified in Section 9(b)(i) hereof.

“Business Day” means any date other than a Saturday or a Sunday or a day on which commercial banking institutions in New York City, New York are authorized or required by law to be closed; provided that, in determining the period within which Global Warrant Certificates or Warrants are to be issued and delivered at a time when shares of Common Stock (or Other Securities) are listed or admitted to trading on any national securities exchange or in the over-the-counter market and in determining Market Price of any securities listed or admitted to trading on any national securities exchange or in the over-the-counter market, “Business Day” shall mean any day when the principal exchange on which such securities are then listed or admitted to trading is open for trading or, if such securities are traded in the over-the counter market in the United States, such market is open for trading.

“Cashless Exercise” has the meaning specified in Section 5(c)(ii) hereof.

“Common Stock” has the meaning specified in the recitals hereof.

“Deemed Liquidation Date” means the date on which a Deemed Liquidation Event occurs.

“Deemed Liquidation Event” means: (i) the effective time of (A) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole, to any Person other than one or more of the Company’s wholly owned subsidiaries, or (B) any transfer or exchange of shares, or any consolidation or merger of the Company with or into any other person or entity, in either case in which the stockholders of the Company immediately prior to such event do not retain a majority of the voting power or economic interest in the surviving company, or (ii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; provided, however, that none of (x) a merger of the Company solely for the purpose of changing the Company’s jurisdiction of incorporation, that results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity; or (y) the transactions contemplated by the Plan shall be a Deemed Liquidation Event.

“Depository” has the meaning specified in Section 3(b) hereof.

“Direct Registration Warrant” has the meaning specified in Section 3(a) hereof.

“Effective Date” has the meaning specified in the Plan.

“Ex-Date” means, when used with respect to any issuance of or distribution in respect of the Common Stock or any Other Securities, the first date on which the Common Stock or such Other Securities trade without the right to receive such issuance or distribution.

“Exercise Price” means the initial VNR Common Unit Warrant Exercise Price or the initial VNR Preferred Unit Warrant Exercise Price, as applicable, and as set forth in Section 5(b) hereof, as it may be adjusted from time to time as provided herein.

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“Expiration Date” has the meaning specified in Section 5(a) hereof.

“Global Warrant Certificate” has the meaning specified in Section 3(b) hereof.

“Holder” means the beneficial holder or beneficial holders of Global Warrant Certificates.

“Market Price” means with respect to Common Stock or any Other Security the arithmetic average of the VWAP of a share or single unit of such securities for the last ten trading days on which such security traded (or such lesser number of trading days as such security has been listed, quoted or traded) immediately preceding the date of measurement, or, if the security is not listed or quoted on the New York Stock Exchange, NASDAQ Stock Market or a U.S. national or regional securities exchange, the average of the reported closing bid and asked prices of such security on such dates in the over-the-counter market or a comparable system as shown by a system of automated dissemination of quotations of securities prices then in common use comparable to the National Association of Securities Dealers, Inc. Automated Quotations System; provided, however, that if there is otherwise no established trading market for such security, then “Market Price” means the value of such Common Stock or Other Security as determined in good faith by the Board of Directors of the Company.

“Other Securities” or “Other Security” means any stock (other than Common Stock) and other securities of the Company or any other Person that the Holder at any time shall be entitled to receive or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

“Person” means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust or other entity.

“Plan” has the meaning specified in the recitals hereof.

“Securities Act” has the meaning specified in the recitals hereof.

“Settlement Date” means the date that is three Business Days after a Warrant Exercise Notice is delivered.

“Shares” has the meaning specified in the recitals hereof, as may be adjusted in accordance with Section 6 hereof.

“Successor Entity” has the meaning set forth in Section 9(a) hereof.

“Vanguard” has the meaning set forth in the recitals hereof.

“VNR Common Unit Global Warrant” means a VNR Common Unit Warrant in the form of a Global Warrant Certificate.

“VNR Common Unit Global Warrant Certificate” means any certificate representing the VNR Common Unit Warrants satisfying the requirements set forth in Section 3(b) hereof.

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“VNR Common Unit Warrant” has the meaning set forth in the recitals hereof.

“VNR Common Unit Warrant Exercise Price” has the meaning set forth in Section 5(b) hereof.

“VNR Common Units” means the common unit representing limited liability company interests in Vanguard.

“VNR Preferred Unit Global Warrant” means a VNR Common Unit Warrant in the form of a Global Warrant Certificate.

“VNR Preferred Unit Global Warrant Certificate” means any certificate representing the VNR Preferred Unit Warrants satisfying the requirements set forth in Section 3(b) hereof.

“VNR Preferred Unit Warrant” has the meaning set forth in the recitals hereof.

“VNR Preferred Unit Warrant Exercise Price” has the meaning set forth in Section 5(b) hereof.

“VNR Preferred Units” means, collectively, (i) the 7.875% Series A Cumulative Redeemable Perpetual Preferred Units of Vanguard, (ii) the 7.625% Series B Cumulative Redeemable Perpetual Preferred Units of Vanguard, and (iii) the 7.75% Series C Cumulative Redeemable Perpetual Preferred Units of Vanguard.

“VWAP” means for any trading day, the price for securities (including Common Stock) determined by the daily volume weighted average price per unit of securities for such trading day on the New York Stock Exchange or NASDAQ Stock Market, as the case may be, in each case, for the regular trading session (including any extensions thereof, without regard to pre-open or after hours trading outside of such regular trading session), or if such securities are not listed or quoted on the New York Stock Exchange or NASDAQ Stock Market, as reported by the principal U.S. national or regional securities exchange on which such securities are then listed or quoted, whichever is applicable, as published by Bloomberg at 4:15 P.M., New York City time (or 15 minutes following the end of any extension of the regular trading session), on such trading day.

“Warrant Agent” has the meaning specified in the preamble hereof and shall include any successor Warrant Agent hereunder.

“Warrant Agent Office” has the meaning specified in Section 4(g)(iv) hereof.

“Warrant Exercise Notice” has the meaning specified Section 5(c)(i) hereof.

“Warrant Register” has the meaning specified in Section 3(d) hereof.

“Warrant Shares” has the meaning specified in Section 3(a) hereof.

“Warrant Statement” has the meaning specified in Section 3(b) hereof.

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“Warrants” has the meaning specified in the recitals hereof.

Section 2.          Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth in this Agreement, and the Warrant Agent hereby accepts such appointment, upon the terms and conditions hereinafter set forth.

Section 3.          Issuance of Warrants; Form, Execution and Delivery.

(a)          Issuance of Warrants. On the Effective Date or a date that is as soon as reasonably practicable after the Effective Date, the VNR Common Unit Warrants and VNR Preferred Unit Warrants will be issued by the Company in the amounts and to the recipients specified in the Plan. Such VNR Common Unit Warrants and VNR Preferred Unit Warrants shall be, upon issuance, duly authorized and validly issued. In accordance with Section 4 hereof, Section 3(b) hereof and the Plan, the Company will cause to be issued to the Depository, one or more Global Warrant Certificates evidencing the Warrants not evidenced by book-entry registration on the books and records of the Warrant Agent (“Direct Registration Warrants”). In accordance with Section 4 hereof, Section 3(b) hereof and the Plan, the Company will cause to be issued to the applicable registered Holders, one or more Direct Registration Warrants. The Direct Registration Warrants and each Warrant evidenced by a Global Warrant Certificate entitles the Holder, upon proper exercise and payment of the Exercise Price, to receive from the Company, as adjusted as provided herein, one share of Common Stock at the Exercise Price per share specified therein. The shares of Common Stock and/or Other Securities deliverable upon proper exercise of the Warrants are referred to herein as the “Warrant Shares.” The maximum number of Warrant Shares issuable pursuant to all VNR Common Unit Warrants issued pursuant to this Agreement shall be 640,875.75 shares, the maximum number of Warrant Shares issuable pursuant to all VNR Preferred Unit Warrants issued pursuant to this Agreement shall be 621,649.49 shares, and the maximum number of Warrant Shares issuable pursuant to all Warrants issued pursuant to this Agreement shall be 1,262,525.24 shares, in each case as such amount may be adjusted from time to time pursuant to the terms of this Agreement. The Company shall promptly notify the Warrant Agent in writing upon the occurrence of the Effective Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such notice is received by the Warrant Agent, the Warrant Agent may presume conclusively for all purposes that the Effective Date has not occurred.

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(b)          Form of Warrant. Subject to Section 4 of this Agreement, all Warrants issued on the Effective Date shall be initially issued as Direct Registration Warrants in the Company’s name, then transferred pursuant to instructions of the Company on or about the Business Day following the Effective Date (i) in the form of one or more global certificates (the “Global Warrant Certificates”) in substantially the form of (x) Exhibit A, for the VNR Common Unit Global Warrant Certificates and (y) Exhibit C, for the VNR Preferred Unit Global Warrant Certificates with the form of assignment to be printed on the reverse thereof, in substantially the form set forth in Exhibit G and Exhibit H, respectively, and/or (ii) in the form of Direct Registration Warrants reflected on statements issued by the Warrant Agent from time to time to the holders thereof reflecting such book-entry position (the “Warrant Statements”); provided that any Direct Registration Warrants that are not subject to any vesting requirements may be exchanged at any time for a corresponding number of Global Warrant Certificates, in accordance with Section 4(d) and the applicable procedures of the Depository and the Warrant Agent. Such Warrant Statements shall include as an attachment thereto the “Warrant Summary” as set forth in Exhibit I for the VNR Common Unit Warrants and Exhibit J for the VNR Preferred Unit Warrants. The Global Warrant Certificates and Warrant Statements may bear such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules and regulations of The Depository Trust Company or any successor thereof (the “Depository”) in the case of the Global Warrant Certificates, with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may be determined, consistently herewith and reasonably acceptable to the Warrant Agent, by (i) in the case of Global Warrant Certificates, the Appropriate Officers executing such Global Warrant Certificates, as evidenced by their execution of the Global Warrant Certificates and (ii) in the case of Warrant Statements, any Appropriate Officer. The Global Warrant Certificates shall be deposited on or after the date hereof with or on behalf of the Depository and registered in the name of Cede & Co. or any successor thereof, as the Depository’s nominee. Each Global Warrant Certificate shall represent such number of the outstanding Warrants as specified therein, and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, in accordance with the terms of this Agreement.

(c)          Execution of Warrants. Global Warrant Certificates shall be signed on behalf of the Company by an Appropriate Officer. Each such signature upon the Global Warrant Certificates may be in the form of a facsimile or electronic signature of any such Appropriate Officer and may be imprinted or otherwise reproduced on the Global Warrant Certificates and for that purpose the Company may adopt and use the facsimile or electronic signature of any Appropriate Officer who shall have been serving as an Appropriate Officer at the time of entering into this Agreement or issuing such Global Warrant Certificate. If any Appropriate Officer who shall have signed any of the Global Warrant Certificates shall cease to be such Appropriate Officer before the Global Warrant Certificates so signed shall have been countersigned by the Warrant Agent or disposed of by the Company, such Global Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such Appropriate Officer had not ceased to be such Appropriate Officer, and any Global Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Global Warrant Certificate, shall be a proper Appropriate Officer, although at the date of the execution of this Agreement any such person was not such Appropriate Officer. Global Warrant Certificates shall be dated as of the date of countersignature by the Warrant Agent and shall represent one or more whole Warrants.

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(d)          Countersignature. Upon receipt of a written order of the Company and Global Warrant Certificates duly executed on behalf of the Company, the Warrant Agent, on behalf of the Company, shall countersign one or more Global Warrant Certificates evidencing the Warrants and shall deliver such Global Warrant Certificates to or upon the written order of the Company. Such written order of the Company shall specifically state the number of Warrants that are to be represented by such Global Warrant Certificate. Each Warrant shall be, and shall remain, subject to the provisions of this Agreement until such time as all of the Warrants evidenced thereby shall have been duly exercised or shall have expired or been canceled in accordance with the terms hereof. Each Holder shall be bound by all of the terms and provisions of this Agreement (a copy of which is available on request to the Secretary of the Company) and any amendments thereto as fully and effectively as if such Holder had signed the same. No Global Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Global Warrant Certificate has been countersigned by the manual, facsimile or electronic signature of the Warrant Agent. Such signature by the Warrant Agent upon any Global Warrant Certificate executed by the Company shall be conclusive evidence that such Global Warrant Certificate so countersigned has been duly issued hereunder. The Warrant Agent shall keep, at an office designated for such purpose, books (the “Warrant Register”) in which, subject to such reasonable regulations as it may prescribe, it shall register any Global Warrant Certificates or Direct Registration Warrants and exchanges and transfers of outstanding Warrants in accordance with the procedures set forth in Section 4 of this Agreement, all in form satisfactory to the Company and the Warrant Agent. The Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed on the Holder in connection with any such exchange or registration of transfer. The Warrant Agent shall have no obligation to effect an exchange or register a transfer unless and until any payments required by the immediately preceding sentence have been made. Prior to due presentment for registration of transfer or exchange of any Warrant in accordance with the procedures set forth in this Agreement, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant (notwithstanding any notation of ownership or other writing made in a Global Warrant Certificate by anyone), for the purpose of any exercise thereof, any distribution to the Holder thereof and for all other purposes, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary. Notwithstanding anything in this Agreement to the contrary, the Company shall not instruct the Warrant Agent to register any Direct Registration Warrants unless and until the Warrant Agent shall notify the Company in writing that it has the capabilities to accommodate Direct Registration Warrants.

(e)          Same Terms. Except with respect to Exercise Price, forms of Global Warrant Certificate, and forms of related documents included as exhibits in this Warrant Agreement, the VNR Common Unit Warrants and VNR Preferred Unit Warrants shall have the same terms, and any reference to “Warrants” applies equally to the VNR Common Unit Warrants and the VNR Preferred Unit Warrants.

Section 4.          Transfer or Exchange.

(a)          Transfer and Exchange of Global Warrant Certificates or Beneficial Interests Therein. The transfer and exchange of Global Warrant Certificates or beneficial interests therein shall be effected through the Depository, in accordance with the terms of this Agreement and the procedures of the Depository.

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(b)          Exchange of a Beneficial Interest in a Global Warrant Certificate for a Direct Registration Warrant. Any Holder of a beneficial interest in any whole number of Warrants represented by a Global Warrant Certificate may, upon request, exchange such beneficial interest for a Direct Registration Warrant. Upon receipt by the Warrant Agent from the Depository or its nominee of written instructions or such other form of instructions as is customary for the Depository on behalf of any Person having a beneficial interest in a Global Warrant Certificate, and all other necessary information, the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the number of Warrants represented by the Global Warrant Certificate to be reduced by the number of Warrants to be represented by a Direct Registration Warrant, as the case may be, to be issued in exchange for the beneficial interest of such Person in the Global Warrant Certificate and, following such reduction, the Warrant Agent shall register such Direct Registration Warrants in accordance with such written instructions and deliver to such holder a Warrant Statement.

(c)          Transfer and Exchange of Direct Registration Warrants. Other than the transfers of Direct Registration Warrants to occur on or about the Effective Date as specified in Section 3(b) hereof when the registered Holder of a Direct Registration Warrant has presented to the Warrant Agent a written request:

(i)          to register the transfer of any Direct Registration Warrant; or

(ii)         to exchange any Direct Registration Warrant for a Direct Registration Warrant(s), representing an equal number of Warrants of other authorized denominations, the Warrant Agent shall register the transfer or make the exchange as requested if (x) its customary requirements for such transactions are met and (y) such transfer or exchange otherwise satisfies the provisions of this Agreement; provided, however, that the Warrant Agent has received a written instruction of transfer or exchange, as applicable, in form satisfactory to the Warrant Agent, properly completed and duly executed by the Holder thereof or by his or her attorney, duly authorized in writing. A party requesting transfer of Warrants must provide any evidence of authority that may be required by the Warrant Agent, including, but not limited to, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association.

(d)          Restrictions on Transfer and Exchange of Direct Registration Warrants for a Beneficial Interest in a Global Warrant Certificate. Other than the exchange of Direct Registration Warrants for a beneficial interest in a Global Warrant Certificate to occur on or about the Effective Date as specified in Section 3(b) hereof, a Direct Registration Warrant may not be exchanged for a beneficial interest in a Global Warrant Certificate except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of appropriate instruments of transfer with respect to a Direct Registration Warrant, in form satisfactory to the Warrant Agent, together with written instructions directing the Warrant Agent to make, or to direct the Depository to make, an endorsement on the Global Warrant Certificate to reflect an increase in the number of Warrants represented by the Global Warrant Certificate equal to the number of Warrants represented by such Direct Registration Warrant, and all other necessary information, then the Warrant Agent shall cancel such Direct Registration Warrant on the Warrant Register and cause, or direct the Depository to cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the number of Warrants represented by the Global Warrant Certificate to be increased accordingly. If no Global Warrant Certificates are then outstanding, the Company shall issue and the Warrant Agent shall either manually or by facsimile countersign a new Global Warrant Certificate representing the appropriate number of Warrants.

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(e)          Restrictions on Transfer and Exchange of Global Warrant Certificates. Notwithstanding any other provisions of this Agreement (other than the provision set forth in Section 4(f)), a Global Warrant Certificate may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

(f)          Cancellation of Global Warrant Certificate. At such time as all beneficial interests in Global Warrant Certificates and Direct Registration Warrants have been exchanged for Common Stock in accordance herewith, redeemed, repurchased or cancelled, all Global Warrant Certificates shall be returned to, or cancelled and retained pursuant to applicable law by, the Warrant Agent, upon written instructions from the Company reasonably satisfactory to the Warrant Agent.

(g)          Obligations with Respect to Transfers and Exchanges of Warrants.

(i)          To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent is hereby authorized to countersign, in accordance with the provisions of this Section 4, Global Warrant Certificates, as required pursuant to the provisions of this Section 4.

(ii)         All Global Warrant Certificates or Direct Registration Warrants issued upon any registration of transfer or exchange shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Global Warrant Certificates or Direct Registration Warrants surrendered upon such registration of transfer or exchange.

(iii)        So long as the Depository, or its nominee, is the registered owner of a Global Warrant Certificate, the Depository or such nominee, as the case may be, will be considered the sole owner or Holder represented by such Global Warrant Certificate for all purposes under this Agreement, including, without limitation, for the purposes of (a) giving notices with respect to such Warrants and (b) registering transfers with respect to such Warrants. Neither the Company nor the Warrant Agent, in its capacity as registrar for such Warrants, will have any responsibility or liability for any aspect of the records relating to beneficial interests in a Global Warrant Certificate or for maintaining, supervising or reviewing any records relating to such beneficial interests.

(iv)        The Warrant Agent shall, upon receipt of all information required to be delivered hereunder, register the transfer of any outstanding Warrants in the Warrant Register, upon surrender of Global Warrant Certificates representing such Warrants or, in the case of Direct Registration Warrants (other than the transfer of Direct Registration Warrants on or about the Effective Date as contemplated by Section 3(b) hereof), upon the delivery by the registered Holder thereof, at the Warrant Agent Office referred to in Section 14 hereof (the “Warrant Agent Office”), duly endorsed, and accompanied by a completed form of assignment substantially in the form attached as Exhibit G, for VNR Common Unit Warrants, and Exhibit H, for VNR Preferred Unit Warrants and duly signed by the Holder thereof or by the duly appointed legal representative thereof or by his or her attorney, duly authorized in writing, such signature to be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Warrant Agent. Upon any such registration of transfer, a new Global Warrant Certificate or Warrant Statement, as the case may be, shall be issued to the transferee.

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(v)         The Warrant Agent shall not undertake the duties and obligations of a stock transfer agent under this Agreement, or otherwise, including, without limitation, the duty to receive, issue or transfer shares of the Common Stock.

(h)          Each Holder, by its acceptance of any Warrant under this Agreement, acknowledges and agrees that the Warrants were issued, and the Warrant Shares issuable upon exercise thereof shall be issued, pursuant to the exemption from the registration requirement of Section 5 of the Securities Act provided by Section 1145 of the Bankruptcy Code, and to the extent that a Warrant holder (or holder of Warrant Shares) is an “underwriter” as defined in Section 1145(b)(1) of the Bankruptcy Code, such holder may not sell or transfer any Warrants or Warrant Shares in the absence of an effective registration statement under the Securities Act or an exemption from registration thereunder.

Section 5.          Duration and Exercise of Warrants.

(a)          Expiration Date. The Warrants shall expire on February 1, 2021, at 5:00 p.m., New York City time, which is three years and six months following the Effective Date (the “Expiration Date”). After 5:00 p.m., New York City time, on the Expiration Date, the Warrants will become void and of no value, and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

(b)          Exercise Price. On the Effective Date, the Exercise Price for the Warrants shall be (i) for holders of VNR Common Unit Warrants, $61.45 per share (the initial “VNR Common Unit Warrant Exercise Price”, subject to adjustment pursuant to Section 6 hereof) and (ii) for holders of VNR Preferred Unit Warrants, $44.25 per share (the initial “VNR Preferred Unit Warrant Exercise Price”, subject to adjustment pursuant to Section 6 hereof).

(c)          Manner of Exercise.

(i)          Cash Payment. Subject to the provisions of this Agreement, including the adjustments contained in Section 6, each Warrant evidenced by a Global Warrant Certificate or in the form of a Direct Registration Warrant shall entitle the Holder thereof to purchase from the Company (and the Company shall issue and sell to such Holder) one fully paid and nonassessable share of Common Stock at a price equal to the Exercise Price. All or any of the Warrants represented by a Global Warrant Certificate or in the form of Direct Registration Warrants may be exercised by the registered Holder thereof during normal business hours on any Business Day, by delivering (A) written notice of such election (“Warrant Exercise Notice”) to exercise the Warrants to the Company and the Warrant Agent at the addresses set forth in Section 14 hereof no later than 5:00 p.m., New York City time, on the Expiration Date, which Warrant Exercise Notice shall be (x) in the case of Warrants represented by a Global Warrant Certificate, substantially in the form set forth in Exhibit B for VNR Common Unit Warrants and Exhibit D for VNR Preferred Unit Warrants and (y) in the case of Direct Registration Warrants, substantially in the form set forth in Exhibit E for VNR Common Unit Warrants and Exhibit F for VNR Preferred Unit Warrants; and (B) by no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date, such Warrants to the Warrant Agent (by book-entry transfer through the facilities of the Depository, if such Warrants are represented by a Global Warrant Certificate). Such Global Warrant Certificate and the documents referred to in clause (A) and (B) of the immediately preceding sentence shall be accompanied by payment in full in respect to each Warrant that is exercised, which shall be made by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer to the Warrant Agent in immediately available funds. Such payment shall be in an amount equal to the product of the number of shares of Common Stock designated in such Warrant Exercise Notice multiplied by the Exercise Price for the Warrants being exercised, in each case as adjusted herein. Upon such surrender and payment, such Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares as set forth in clause (d) below and in accordance with clause (h) below.

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(ii)         Cashless Exercise. Provided the Common Stock is then listed or admitted for trading on the New York Stock Exchange, NASDAQ Stock Market or a U.S. national or regional securities exchange or an over-the-counter market or comparable system, and subject to the provisions of this Agreement, the Holder shall have the right, in lieu of paying the Exercise Price in cash, to instruct the Company to reduce the number of shares of Common Stock issuable pursuant to the exercise of the Warrants (the “Cashless Exercise”), so that the total number of Warrant Shares issuable upon the exercise of the Warrants that shall be delivered shall be in accordance with the following formula:

X = (M - B) x C
M

where:

X	=	the number of Warrant Shares issuable upon exercise of the Warrants

M	=	the Market Price of a share of Common Stock determined as of the Business Day immediately preceding the day the Warrant Exercise Notice is delivered to the Warrant Agent;

B	=	the Exercise Price; and

C	=	the aggregate number of shares of Warrant Shares for which the Warrants are being exercised.

If the Exercise Price exceeds the Market Price at the time of exercise, then no Warrant Shares will be issuable via the Cashless Exercise.

(d)          The number of Warrant Shares to be issued on such exercise will be determined by the Company (with written notice thereof to the Warrant Agent) in accordance with Section 5(c). For the avoidance of doubt, the number of Warrant Shares determined pursuant to the foregoing formula to be issuable shall, if not a whole number, be rounded down to the nearest whole number. The Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company’s determination of the number of Warrant Shares of Common Stock to be issued on such exercise is accurate or correct, nor shall the Warrant Agent have any duty or obligation to take any action with regard to such warrant exercise prior to being notified by the Company of the relevant number of Warrant Shares to be issued.

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(e)          Any exercise of a Warrant pursuant to the terms of this Agreement shall be irrevocable and shall constitute a binding agreement between the Holder and the Company, enforceable in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency or similar laws generally affecting creditor’s rights).

(f)          The Warrant Agent shall:

(i)          examine all Warrant Exercise Notices and all other documents delivered to it by or on behalf of Holders as contemplated hereunder to ascertain whether, on their face, such Warrant Exercise Notices and any such other documents have been executed and completed in accordance with their terms;

(ii)         inform the Company of and cooperate with and assist the Company in resolving any reconciliation problems between the Warrant Exercise Notices received and delivery of Warrants to the Warrant Agent’s account;

(iii)        advise the Company, no later than five Business Days after receipt of a Warrant Exercise Notice, of (a) the receipt of such Warrant Exercise Notice and the number of Warrants exercised in accordance with the terms of this Agreement, (b) the number of Warrant Shares issued upon exercise of a Warrant, (c) the notation to the records of the Depository reflecting the balance, if any, of the shares of Common Stock issuable after such exercise of the Warrant, (d) the instructions with respect to delivery of the shares of Common Stock deliverable upon such exercise, subject to the timely receipt from the Depository of the necessary information, and (e) such other information as the Company shall reasonably require; and

(iv)        liaise with the Depository and effect such delivery to the relevant accounts at the Depository in accordance with its requirements, if requested by the Company and delivered with the Common Stock and all other necessary information by or on behalf of the Company for delivery to the Depository.

(g)          All questions as to the validity, form and sufficiency (including time of receipt) of a Warrant exercise shall be determined by the Company in its sole discretion in good faith, which determination shall be final and binding. The Warrant Agent shall incur no liability for or in respect of and, except to the extent such liability arises from the Warrant Agent’s bad faith, gross negligence or willful misconduct (each as determined by a final, non-appealable order, judgment of a court decree or ruling of competent jurisdiction), shall be indemnified and held harmless by the Company for acting or refraining from acting upon, or as a result of such determination by, the Company. The Company reserves the right to reject any and all Warrant Exercise Notices not in proper form or for which any corresponding agreement by the Company to exchange would, in the opinion of the Company, be unlawful as determined in good faith. Such determination by the Company shall be final and binding on the Holders absent manifest error. Moreover, the Company reserves the absolute right to waive any of the conditions to the exercise of Warrants or defects in Warrant Exercise Notices with regard to any particular exercise of Warrants. Neither the Company nor the Warrant Agent shall be under any duty to give notice to the Holders of any irregularities in any exercise of Warrants, nor shall they incur any liability for the failure to give such notice.

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(h)          As soon as reasonably practicable after the exercise of any Warrant, the Company shall issue, or otherwise deliver, in authorized denominations to or upon the order of the Holder, either: (A) if such Holder holds the Warrants being exercised through the Depository’s book-entry transfer facilities, by same-day or next-day credit to the Depository for the account of such Holder or for the account of a participant in the Depository the number of Warrant Shares to which such Holder is entitled, in each case registered in such name and delivered to such account as directed in the Warrant Exercise Notice by such Holder or by the direct participant in the Depository through which such Holder is acting; or (B) if such Holder holds the Warrants being exercised in the form of Direct Registration Warrants, a book-entry interest in the number of Warrant Shares to which such Holder is entitled on the books and records of the Company’s Warrant Agent. Such Warrant Shares shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a Holder of record of such Warrant Shares as of the close of business on the date of the delivery thereof.

If fewer than all of the Warrants evidenced by a Global Warrant Certificate surrendered upon the exercise of Warrants are exercised at any time prior to the Expiration Date, the Warrant Agent shall cause a notation to be made to the records maintained by the Depository.

(i)          Notwithstanding any adjustment pursuant to Section 6 in the number of Warrant Shares purchasable upon the exercise of a Warrant, the Company shall not be required to issue Warrants to purchase fractions of Warrant Shares, or to issue fractions of Warrant Shares upon exercise of the Warrants, or to distribute certificates which evidence fractional Warrant Shares. In the event of an adjustment that results in a Warrant becoming exercisable for fractional Warrant Shares, the number of Warrant Shares subject to such Warrant shall be adjusted upward or downward to the nearest whole number of Warrant Shares or Other Securities (with one half rounded up). All Warrants held by a holder shall be aggregated for purposes of determining any such adjustment.

(j)          If all of the Warrants evidenced by a Global Warrant Certificate have been exercised, such Global Warrant Certificate shall be cancelled by the Warrant Agent. Such cancelled Global Warrant Certificate shall then be disposed of by or at the direction of the Company in accordance with applicable law. The Warrant Agent shall confirm such information to the Company in writing as promptly as practicable.

(k)          The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of Warrants; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder of the Warrants underlying such Warrant Shares, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

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(l)          The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder for a period beginning on the date of this Agreement and ending no earlier than the first anniversary of the Expiration Date.

(m)          In the event that upon any exercise of the Warrants evidenced by the Global Warrant Certificates the number of shares of Common Stock actually purchased shall be less than the total number of shares of Common Stock purchasable upon exercise of the Warrants evidenced thereby, there shall be issued to the holder hereof, or such holder’s assignee, a new Global Warrant Certificate evidencing Warrants to purchase the shares of Common Stock not so purchased or appropriate adjustment shall be made in the annexes to the Global Warrant Certificates.

Section 6.          Adjustment of Exercise Price and Number of Shares Purchasable or Number of Warrants.

(a)          Stock Dividends, Stock Splits and Combinations of Shares. If after the date hereof but prior to or on the Expiration Date the number of outstanding shares of Common Stock is increased by a dividend or share distribution to all holders of Common Stock, in each case payable in shares of Common Stock, or by a stock split, combination or other reclassification of shares of Common Stock, then, in the case of such events, the amount of Common Stock issuable for each Warrant and the Exercise Price will be adjusted as follows: on the day following the date fixed for the determination of holders of shares of Common Stock entitled to receive such dividend or share distribution, and in the cases of stock splits, combinations and other reclassifications, on the day following the effective date thereof: (a) the Exercise Price in effect immediately prior to such action shall be adjusted to a new Exercise Price by multiplying such Exercise Price in effect immediately prior to such event by a fraction of which (i) the numerator shall be the total number of shares of Common Stock outstanding immediately prior to such adjustment and (ii) the denominator shall be the total number of shares of Common Stock outstanding immediately after such adjustment. and (b) the number of Warrant Shares of Common Stock purchasable upon the exercise of any Warrant after such event shall be the number of Shares of Common Stock obtained by (i) multiplying (A) the number of Warrant Shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of such Warrant by (B) the Exercise Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Exercise Price in effect after such adjustment.

(b)          Certain Distributions. A distribution to all holders of the Common Stock of rights expiring less than thirty (30) calendar days after the issuance thereof entitling holders to purchase shares of Common Stock at a price per share less than the Market Price as of the record date for such issuance (or, if there is no record date, on the date of such issuance) shall be deemed a dividend of a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock actually issued in such distribution (or actually issued under any issued rights that are convertible into or exercisable for the Common Stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of Common Stock paid to exercise such rights divided by (y) the Market Price, and the amount of Common Stock issuable for each Warrant, and the Exercise Price will be adjusted in accordance with the Section 6(a). For purposes of this Section 6(b), if the rights constitute securities convertible into or exercisable for Common Stock, in determining the price payable for Common Stock, there shall be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion.

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(c)          Distributions. If after the date hereof but prior to or on the Expiration Date the Company shall distribute to all holders of its shares of Common Stock evidences of its indebtedness or assets (excluding cash distributions made as a dividend payable out of earnings or out of surplus legally available for dividends under the laws of the jurisdiction of incorporation of the Company) or rights to subscribe for shares of Common Stock expiring at least thirty (30) calendar days after the issuance thereof, then in each such case (i) the Exercise Price in effect on the trading day immediately following the close of business on the record date for such distribution shall be decreased to an amount determined by multiplying such Exercise Price by a fraction, the numerator of which is the Market Price of a share of the Common Stock on the trading day immediately prior to the Ex-Date less the Market Price of the assets or evidences of indebtedness so distributed or of such subscription rights per share of Common Stock outstanding on the trading day immediately prior to the Ex-Date (determined for such purpose on the basis of the aggregate assets, evidences of indebtedness and/or rights distributed with respect to one share of Common Stock as if, for purposes of the definition of “Market Price,” such assets, evidences of indebtedness and/or rights were an “Other Security” as defined herein) (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a statement filed with the Warrant Agent) and the denominator of which is the Market Price of a share of Common Stock on the trading day immediately prior to the Ex-Date and (ii) the number of Warrant Shares of Common Stock purchasable upon the exercise of any Warrant after such event shall be the number of shares of Common Stock obtained by multiplying the number of Warrant Shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of such Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect after such adjustment. Such adjustments shall be made whenever any such distribution is made, and shall become effective retroactively on the date immediately after the record date for the determination of stockholders entitled to receive such distribution.

(d)          Adjustments for Mergers and Consolidations. In case the Company, after the date hereof but prior to or on the Expiration Date, shall merge, consolidate or otherwise engage in a recapitalization, reclassification, reorganization or business combination with another Person, then, in the case of any such transaction, proper provision shall be made so that, upon the basis and terms and in the manner provided in this Agreement, the Holders, upon the exercise of the Warrants at any time after the consummation of such transaction (subject to the Expiration Date), shall be entitled to receive (at the aggregate Exercise Price in effect at the time of the transaction for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the greatest amount of securities, cash or other property to which such Holder would have been entitled as a holder of Common Stock (or Other Securities) upon such consummation if such Holder had exercised the rights represented by the Warrants held by such Holder immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Sections 6(a) and 6(b) above; provided, however, that each Holder, at the election of the Company, may be required at the consummation of any such transaction to receive solely cash in an amount determined reasonably and in good faith by the Board of Directors of the Company to equal the excess of (i) the product of (A) the value of the per share consideration to be received by the holders of the Common Stock (or Other Securities) in such transaction multiplied by (B) the number of Warrant Shares subject to the Warrants held by such Holder, over (ii) the aggregate Exercise Price payable by such Holder upon exercise in full of such Warrants, and upon consummation of such transaction the Holders shall surrender all Global Warrant Certificates to the Warrant Agent for cancellation.

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(e)          Restrictions on Adjustments. Notwithstanding anything to the contrary in this Section 6, the Exercise Price and the Warrant Shares issuable shall not be adjusted, among other things:

(i)          in the case of a Deemed Liquidation Event;

(ii)         upon the issuance of any shares of Common Stock pursuant to the exercise of the Warrants;

(iii)        except as otherwise provided in in Section 6(d), upon the issuance of any shares of Common Stock or other securities of the Company in connection with a business combination, consolidation, merger, acquisition or joint venture transaction involving the Company or any of its subsidiaries;

(iv)        upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(v)         upon the issuance of any shares of Common Stock or other securities (including options or rights) pursuant to the Management Incentive Plan (as defined in the Plan) or any other present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of the Company’s subsidiaries, and securities issued upon exercise or conversion of such options or other rights;

(vi)        upon the issuance of any shares of Common Stock pursuant to any security of the Company not described otherwise in this subsection and outstanding as of the date the Warrants were first issued, or otherwise contemplated under the Plan; or

(vii)       for a change in the par value of the Common Stock.

(f)          Additional Restrictions on Adjustment.

(i)          In no event will the Company adjust the Exercise Price or make a corresponding adjustment to the number of Warrant Shares to the extent that the adjustment would reduce the Exercise Price below the par value per share of Common Stock unless it shall have first complied with the provisions of Section 10(b).

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(ii)         No adjustment shall be made to the Exercise Price or the number of Warrant Shares for any of the transactions described in Sections 6(a) – (d) if the Company makes provisions for the Holders to participate in any such transaction without exercising their Warrants on the same basis as holders of Common Stock and with notice that the Board of Directors determines in good faith to be fair and appropriate.

(iii)        No adjustment shall be made to the Exercise Price, nor will any corresponding adjustment be made to the number of Warrant Shares, unless the adjustment would result in a change of at least 1% of the Exercise Price; provided that any adjustments that are less than 1% of the Exercise Price shall be carried forward and such carried forward adjustments, regardless of whether the aggregate adjustment is less than 1% of the Exercise Price, shall be made (x) immediately prior to the time of any exercise and (y) five (5) Business Days prior to the Expiration Date, unless, in each case, such adjustment has already been made.

(g)          Notice of Adjustment in Exercise Price. Whenever the Exercise Price and Warrant Shares issuable shall be adjusted as provided in this Section 6, the Company shall forthwith file with the Warrant Agent a statement, signed by an Appropriate Officer, briefly stating the facts requiring such adjustment, the Exercise Price that will be effective after such adjustment and the impact of such adjustment on the number and kind of securities issuable upon exercise of the Warrants. The Warrant Agent shall have no duty with respect to any statement filed with it except to keep the same on file and available for inspection by registered Holders during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment to the Exercise Price or securities issuable, or with respect to the nature or extent of any adjustment of the Exercise Price or securities issuable when made or with respect to the method employed in making such adjustment.

(h)          No Change in Warrant Terms on Adjustment. Irrespective of any adjustments in the Exercise Price or the number of Warrant Shares (including any inclusion of Other Securities) issuable upon exercise, Warrants theretofore or thereafter issued may continue to express the same prices and number of Warrant Shares as are stated in the similar Warrants issuable initially, or at some subsequent time, pursuant to this Agreement, and the Exercise Price and such number of Warrant Shares issuable upon exercise specified thereon shall be deemed to have been so adjusted.

(i)          Treasury Shares. Shares of Common Stock at any time owned by the Company or any of its wholly-owned subsidiaries shall not be deemed to be outstanding for the purposes of any computation under this Section 6.

Section 7.          Cancellation of Warrants. The Warrant Agent shall cancel all Global Warrant Certificates surrendered for exchange, substitution or transfer in whole or in part. Such cancelled Global Warrant Certificates shall thereafter be disposed of by the Warrant Agent upon written instructions from the Company reasonably satisfactory to the Warrant Agent and such Direct Registration Warrants shall be canceled by appropriate notation on the Warrant Register.

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Section 8.          Mutilated or Missing Global Warrant Certificates. Upon receipt by the Company and the Warrant Agent from any Holder of evidence reasonably satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of such Holder’s Global Warrant Certificate and a surety bond or indemnity reasonably satisfactory to them, and in case of mutilation upon surrender and cancellation thereof, the Company will execute and the Warrant Agent will countersign and deliver in lieu thereof a new Global Warrant Certificate of like tenor and representing an equal number of Warrants to such Holder; provided in the case of mutilation, no bond or indemnity shall be required if such Global Warrant Certificate in identifiable form is surrendered to the Company or the Warrant Agent for cancellation. Upon the issuance of any new Global Warrant Certificate under this Section 8, the Company may require the payment of a sum sufficient to cover any stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Warrant Agent) in connection therewith. Every new Global Warrant Certificate executed and delivered pursuant to this Section 8 in lieu of any lost, stolen, destroyed or mutilated Global Warrant Certificate shall be entitled to the same benefits of this Agreement equally and proportionately with any and all other Global Warrant Certificates, whether or not the allegedly lost, stolen or destroyed Global Warrant Certificate shall be at any time enforceable by anyone. The provisions of this Section 8 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of lost, stolen, destroyed or mutilated Global Warrant Certificates.

Section 9.          Merger, Consolidation, and Sale of Assets; Automatic Exercise.

(a)          Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 9(b) of this Agreement, the Company will not effect a merger or consolidation unless, prior to the consummation of such transaction, each Person (other than the Company) (a “Successor Entity”) that may be required to deliver any Warrant Shares, cash or property upon the exercise of any Warrant as provided herein shall assume, by written instrument delivered to the Warrant Agent, the obligations of the Company under this Agreement and under each of the Warrants, including, without limitation, the obligation to deliver such Warrant Shares, cash or property as may be required pursuant to Section 6 hereof, and shall provide for adjustments equivalent to the adjustments provided for in Section 6 hereof.

(b)          In case of any consolidation, merger, business combination, sale, lease or other transfer is a Deemed Liquidation Event, the Successor Entity may, at its sole option, (i) deem all Warrants outstanding as of the close of business on the trading day immediately preceding the Deemed Liquidation Date (the “Automatic Exercise Time”) exercised (even if not surrendered) as of the Automatic Exercise Time and settled as set forth in Section 5(c)(ii), or (ii) assume all of the Company’s obligations under this Agreement and the Warrants and upon any such assumption shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. For the avoidance of doubt, for the option described in Section 9(b)(i) above, no Warrant shall remain outstanding or exercisable after the Automatic Exercise Time and each Person in whose name any shares of Common Stock are issued as a result shall for all purposes be deemed to have become the holder of record of such shares as of the Automatic Exercise Time. The Company shall promptly notify the Holders and the Warrant Agent of any automatic exercise pursuant to this Section 9 and the number of shares of Common Stock, if any, issuable to each Holder as a result of such automatic exercise.

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Section 10.         Reservation of Shares; Certain Actions.

(a)          Reservation of Shares. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock (or out of authorized Other Securities), solely for issuance and delivery upon exercise of Warrants, the full number of Warrant Shares from time to time issuable upon the exercise of all Warrants and any other outstanding warrants, options or similar rights, from time to time outstanding. All Warrant Shares shall be duly authorized and, when issued upon such exercise of the Warrants, shall be duly and validly issued, and (if applicable) fully paid and nonassessable, free from all taxes, liens, charges, security interests, encumbrances and other restrictions created by or through the Company and issued without violation (i) of any preemptive or similar rights of any stockholder of the Company and (ii) by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which the Warrant Shares may be listed at the time of such exercise.

(b)          Certain Actions. Before taking any action that would cause an adjustment pursuant to Section 6 reducing any Exercise Price below the then par value (if any and if applicable) of the Warrant Shares issuable upon exercise of the Warrants, the Company will take any reasonable corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at such Exercise Price as so adjusted.

Section 11.         Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the terms and conditions set forth in this Section 11.

(a)          Limitation on Liability. The Warrant Agent shall not by countersigning Global Warrant Certificates or by any other act hereunder be accountable with respect to or be deemed to make any representations as to the validity or authorization of the Warrants or the Global Warrant Certificates (except as to its countersignature thereon), as to the validity, authorization or value (or kind or amount) of any Warrant Shares or other property delivered or deliverable upon exercise of any Warrant, or as to the purchase price of such Warrant Shares or other property. The Warrant Agent shall not (i) be liable for any recital or statement of fact contained herein or in the Global Warrant Certificates or for any action taken, suffered or omitted by the Warrant Agent in good faith in the belief that any Global Warrant Certificate or any other document or any signature is genuine or properly authorized, (ii) be responsible for determining whether any facts exist that may require any adjustment of the Exercise Price and the number of Warrant Shares, or with respect to the nature or extent of any such adjustments when made, or with respect to the method of adjustment employed, (iii) be responsible for any failure on the part of the Company to issue, transfer or deliver any Warrant Shares or property upon the surrender of any Warrant for the purpose of exercise or to comply with any other of the Company’s covenants and obligations contained in this Agreement or in the Global Warrant Certificates or (iv) be liable for any action taken, suffered or omitted to be taken in connection with this Agreement, except for its own bad faith, gross negligence or willful misconduct. The Warrant Agent shall be liable hereunder only for its own bad faith, gross negligence or willful misconduct (which bad faith, gross negligence or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Except for the foregoing, notwithstanding anything in this Agreement to the contrary, in no event shall the Warrant Agent be liable for special, indirect, punitive, incidental or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits).

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(b)          Instructions. The Warrant Agent is hereby authorized to accept advice or instructions with respect to the performance of its duties hereunder from an Appropriate Officer and to apply to any such Appropriate Officer for advice or instructions. The Warrant Agent shall be fully protected and authorized in relying upon the most recent advice or instructions received from any such Appropriate Officer. The Warrant Agent shall not be liable for any action taken, suffered or omitted by it in accordance with the advice or instructions of any such Appropriate Officer, except to the extent that such action or omission resulted directly from the Warrant Agent’s bad faith, gross negligence, or willful misconduct.

(c)          Agents. The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, provided reasonable care has been exercised in the selection and in the continued employment of such attorney, agent or employee. The Warrant Agent shall not be under any obligation or duty to institute, appear in, or defend any action, suit or legal proceeding in respect hereof, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider necessary. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against the Warrant Agent arising out of or in connection with this Agreement.

(d)          Cooperation. The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Warrant Agent in order to enable the Warrant Agent to carry out or perform its duties under this Agreement.

(e)          Agent Only. The Warrant Agent shall act solely as agent for the Company in accordance with the terms and conditions hereof and does not assume any obligation or relationship of agency or trust with any Holders. The Warrant Agent shall not be liable except for the performance of such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent, whose duties and obligations shall be determined solely by the express provisions hereof.

(f)          Right to Counsel. The Warrant Agent may at any time consult with legal counsel reasonably satisfactory to it (who may be legal counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Warrant Holder for any action taken, suffered or omitted by the Warrant Agent in good faith in accordance with the opinion or advice of such counsel.

(g)          Compensation. The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by it hereunder and to reimburse the Warrant Agent for its reasonable expenses hereunder (including reasonable and documented fees and out-of-pocket expenses of one legal counsel and one local counsel), and further agrees to indemnify and hold the Warrant Agent and its employees, officers, directors and agents harmless against any and all loss, claims, damages, expenses and liabilities, including, but not limited to, any judgments, costs and such reasonable counsel fees, for any action taken, suffered or omitted by the Warrant Agent and its employees, officers, directors and agents in connection with the acceptance, administration, exercise and performance of its duties under this Agreement and the Warrants, except for any such liabilities that arise as a result of the Warrant Agent’s bad faith, gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable judgment).

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(h)          Accounting and Payment. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent on behalf of the Company on the purchase of Warrant Shares through the exercise of Warrants. The Warrant Agent shall advise the Company by telephone at the end of each day on which a payment for the exercise of Warrants is received of the amount so deposited to such account. The Warrant Agent shall as soon as practicable confirm such telephone advice to the Company in writing.

(i)          No Conflict. Subject to applicable law, the Warrant Agent and any stockholder, affiliate, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Subject to applicable law, nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other Person including, without limitation, acting as trustee under an indenture.

(j)          Resignation; Termination. The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent’s bad faith, gross negligence or willful misconduct) after giving thirty (30) calendar days’ prior written notice to the Company. The Company may remove the Warrant Agent upon thirty (30) calendar days’ written notice, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as have been caused by the Warrant Agent’s bad faith, gross negligence or willful misconduct. The Company shall cause to be mailed promptly (by first class mail, postage prepaid) to each registered Holder at such Holder’s last address as shown on the register of the Company, at the Company’s expense, a copy of such notice of resignation or notice of removal, as the case may be. Upon such resignation or removal the Company shall promptly appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of sixty (60) calendar days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. A resignation or removal of the Warrant Agent and appointment of a successor Warrant Agent will become effective only upon the successor Warrant Agent’s acceptance of appointment. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any successor warrant agent, whether appointed by the Company or by such a court, shall be a Person, organized under the laws of the United States or of any state thereof and authorized under such laws to conduct a shareholder services business, be subject to supervision and examination by a Federal or state authority, and have a combined capital and surplus of not less than $50,000,000 as set forth in its most recent published annual report of condition; or in the case of such capital and surplus requirement, a controlled affiliate of such a Person meeting such capital and surplus requirement. After acceptance in writing of such appointment by the new Warrant Agent, such successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities under this Agreement as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall send notice thereof to the resigning or removed Warrant Agent and shall forthwith cause a copy of such notice to be mailed (by first class, postage prepaid) to each registered Holder at such Holder’s last address as shown on the register of the Company. Failure to give any notice provided for in this Section 11(j), or any defect in any such notice, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a successor Warrant Agent, as the case may be.

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(k)          Merger, Consolidation or Change of Name of Warrant Agent. Any corporation into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to all or substantially all of the agency business of the Warrant Agent shall be the successor to the Warrant Agent hereunder without the execution or filing of any document or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 11(j). If at the time such successor to the Warrant Agent shall succeed under this Agreement, any of the Global Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and if at that time any of the Global Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Global Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Global Warrant Certificates and in this Agreement. If at any time the name of the Global Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent whose name has changed may adopt the countersignature under its prior name; and if at that time any of the Warrants shall not have been countersigned, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name; and in all such cases such Warrants shall have the full force and effect provided in the Warrants and in this Agreement.

(l)          Exclusions. Unless a court of competent jurisdiction determines by a final, non-appealable order, judgment, decree or ruling that the Warrant Agent’s action or inaction constitutes bad faith, gross negligence or willful misconduct on the part of the Warrant Agent, the Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant; nor shall it be responsible or have any duty to make any calculation or adjustment (unless reasonably requested to do so by the Company in writing in a manner consistent with the terms of this Agreement), or to determine when any calculation or adjustment required under the provisions hereof should be made, how it should be made or what it should be, or have any responsibility or liability for the manner, method or amount of any such calculation or adjustment or the ascertaining of the existence of facts that would require any such calculation or adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Warrant to be issued pursuant to this Agreement or as to whether any Warrant Shares will, when issued, be valid and fully paid and nonassessable.

22

(m)          No Liability for Interest. The Warrant Agent shall not be under any liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement.

(n)          No Liability for Invalidity. The Warrant Agent shall not be under any responsibility with respect to the validity or sufficiency of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent) or with respect to the validity or execution of the Global Warrant Certificates (except its countersignature thereon).

(o)          No Responsibilities for Recitals. The recitals contained herein and in the Global Warrant Certificates (except as to the Warrant Agent’s countersignature thereon) shall be taken as the statements of the Company, and the Warrant Agent assumes no responsibility hereby for the correctness of the same.

(p)          No Implied Obligations. The Warrant Agent shall be obligated to perform such duties as are explicitly set forth herein and no implied duties or obligations shall be read into this Agreement against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder that may involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any Global Warrant Certificate authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the issuance and sale, or exercise, of the Warrants or Warrant Shares. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in any Global Warrant Certificate or in the case of the receipt of any written demand from a Holder with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, to make any demand upon the Company.

(q)          Force Majeure. In no event shall the Warrant Agent be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

23

Section 12.         Severability. In the event that any one or more of the provisions contained herein or in the Warrants, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein and therein shall not be affected or impaired thereby; provided, that if any such excluded term, provision, covenant or restriction shall materially adversely affect the rights, immunities, duties or obligations of the Warrant Agent, the Warrant Agent shall be entitled to resign immediately. Furthermore, subject to the preceding sentence, in lieu of any such invalid, illegal or unenforceable provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms and commercial effect to such invalid, illegal or unenforceable provision as may be possible and be valid and enforceable.

Section 13.         Holder Not Deemed a Stockholder. Prior to the exercise of any Warrants, no Holder of a Global Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or, except as otherwise provided herein, to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or any other matter.

Section 14.         Notices to Company and Warrant Agent. All notices, requests or demands authorized by this Agreement to be given or made by the Warrant Agent or by any registered Holder of any Warrant to or on the Company or the Warrant Agent to be effective shall be in writing (including by telecopy), and shall be deemed to have been duly given or made when delivered by hand, or two Business Days after being delivered to a recognized courier (whose stated terms of delivery are two business days or less to the destination), or five Business Days after being deposited in the mail, or, in the case of facsimile or email notice, when received, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

VANGUARD NATURAL RESOURCES, INC.
5487 San Felipe, Suite 3000
Houston, TX 77057
Attn:	Secretary and Treasurer
E-mail:	rrobert@vnrllc.com

PAUL HASTINGS LLP
600 Travis St.
58th Floor
Houston, TX 77002
Attn:	Douglas V. Getten
E-mail:	douggetten@paulhastings.com

If the Company shall fail to maintain such office or agency or shall fail to give such notice of any change in the location thereof, presentation may be made and notices and demands may be served at the principal office of the Warrant Agent.

Any notice pursuant to this Agreement to be given by the Company or by any registered Holder of any Warrant to the Warrant Agent shall be sufficiently given if sent by first-class mail, postage prepaid, or by facsimile or email notice, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

24

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Attention:	Relationship Management for Vanguard Natural Resources, Inc.
Email:	admin5@astfinancial.com

The Warrant Agent maintains the Warrant Agent’s Principal Office at the above address.

Section 15.         Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement (a) without the approval of any Holders in order to cure any ambiguity, manifest error or other mistake in this Agreement, or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company and the Warrant Agent may deem necessary or desirable and that shall not adversely affect, alter or change the interests of the Holders in any material respect or (b) with the prior written consent of Holders exercisable for a majority of the Warrant Shares then issuable upon exercise of all of the Warrants then outstanding; provided that each amendment or supplement that decreases the Warrant Agent’s rights or increases its duties and responsibilities hereunder shall also require the prior written consent of the Warrant Agent. Notwithstanding the foregoing, the consent of each Holder affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable would be decreased (other than pursuant to adjustments provided herein) or the Expiration Date would be shortened. Upon execution and delivery of any supplement or amendment pursuant to this Section 15, such amendment shall be considered a part of this Agreement for all purposes and every Holder of a Global Warrant Certificate theretofore or thereafter countersigned and delivered hereunder shall be bound thereby.

Section 16.         Termination. This Agreement shall terminate on the Expiration Date or, if later, upon settlement of all Warrants (i) validly exercised on or prior to the Expiration Date and, (ii) if exercised pursuant to Section 5(c)(i) hereof, for which the Exercise Price was timely paid. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised, or cancelled, provided, however, that the provisions of Sections 12 – 21 shall survive such termination.

Section 17.         Governing Law and Consent to Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. Each of the Company and the Warrant Agent hereby irrevocably submits to the jurisdiction of any New York State court sitting in the City of New York or any Federal Court sitting in the City of New York with respect to any suit, action or proceeding arising out of or relating to this Agreement, and each irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Nothing herein shall affect the right of any Person to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the Company or the Warrant Agent in any other jurisdiction.

25

Section 18.         Waiver of Jury Trial. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights hereunder.

Section 19.         Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Warrant Agent and the registered Holders (who are express third party beneficiaries of this Agreement) any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered Holders.

Section 20.         Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

Section 21.         Headings. The headings of sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and in no way modify or restrict any of the terms or provisions hereof.

[signature page follows]

26

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

VANGUARD NATURAL RESOURCES, INC.

By:	/s/ Richard Robert
Name:	Richard Robert
Title:	Chief Financial Officer

[Signature Page to Warrant Agreement]

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By	/s/ Michael A. Nespoli
Name:	Michael A. Nespoli
Title:	Executive Director

[Signature Page to Warrant Agreement]

EXHIBIT A

FORM OF FACE OF VNR COMMON UNIT GLOBAL WARRANT CERTIFICATE

This VNR Common Unit Global Warrant Certificate (this “Global Warrant Certificate”) is deposited with or on behalf of The Depository Trust Company (the “Depository”) or its nominee in custody for the benefit of the beneficial owners hereof, and is not transferable to any person under any circumstances except that (i) this Global Warrant Certificate may be delivered to the Warrant Agent for cancellation pursuant to Section 4(f) of the Warrant Agreement and (ii) this Global Warrant Certificate may be transferred pursuant to Section 4(e) of the Warrant Agreement and as set forth below.

UNLESS THIS GLOBAL WARRANT CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO THE COMPANY OR THE WARRANT AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT HEREON IS MADE TO CEDE &CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO. OR SUCH OTHER ENTITY, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL WARRANT CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE OR AS OTHERWISE PERMITTED IN SECTION 4(E) OF THE WARRANT AGREEMENT, AND TRANSFERS OF BENEFICIAL INTERESTS IN THIS GLOBAL WARRANT CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 4 OF THE WARRANT AGREEMENT.

No registration or transfer of the securities issuable pursuant to the exercise of the Warrant will be recorded on the books of the Company until such provisions have been complied with.

To the extent that any provision hereof conflicts with any provision of the Warrant Agreement, the provision in the Warrant Agreement shall control.

A-1

CUSIP No. 91828V 126

ISIN No. US91828V1263

WARRANTS TO PURCHASE

SHARES OF COMMON STOCK

VANGUARD NATURAL RESOURCES, INC.

VNR COMMON UNIT GLOBAL WARRANT TO PURCHASE COMMON STOCK

VOID AFTER 5:00 P.M., New York City Time, February 1, 2021

This VNR Common Unit Global Warrant Certificate (“Warrant Certificate”) certifies that Cede & Co., or its registered assigns is the registered holder of VNR Common Unit Warrants (the “Warrants”) of VANGUARD NATURAL RESOURCES, INC., a Delaware corporation (the “Company”), to purchase the number of shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company set forth above. The Warrants expire at 5:00 p.m., New York City time, on February 1, 2021 (such date, the “Expiration Date”), and each Warrant entitles the holder to purchase from the Company one fully paid and non-assessable Share at the exercise price (the “Exercise Price”), payable to the Company either by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose, no later than 5:00 p.m., New York City time, on the business day immediately prior to the settlement date, which settlement date is three Business Days after a Warrant Exercise Notice is delivered (the “Settlement Date”). The initial Exercise Price shall be $61.45.

In lieu of paying the Exercise Price as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement (as defined on the reverse hereof), the Warrants shall entitle the holder thereof, at the election of such holder, to exercise the Warrants by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the Warrants which when multiplied by the Market Price of the Common Stock is equal to the aggregate price for the number of Shares for which the Warrants are being exercised at the Exercise Price (assuming the Exercise Price for all such Shares was being paid in cash), and such withheld shares shall no longer be issuable under the Warrants.

The Exercise Price and the number of Shares purchasable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

To the extent that any provision hereof conflicts with any provision of the Warrant Agreement, the provision in the Warrant Agreement shall control.

No Warrant may be exercised prior to the date of the Warrant Agreement or after the Expiration Date.

A-2

After 5:00 p.m., New York City time, on the Expiration Date, the Warrants will become wholly void and of no value.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

A-3

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer.

Dated:

VANGUARD NATURAL RESOURCES, INC.

By:

Name:
Title:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

as Warrant Agent

By:

Name:
Title:

A-4

FORM OF REVERSE OF GLOBAL WARRANT CERTIFICATE
VANGUARD NATURAL RESOURCES, INC.

The Warrants evidenced by this Warrant Certificate are a part of a duly authorized issue of Warrants to purchase shares of Common Stock issued pursuant to that certain Warrant Agreement, dated as of August 1, 2017 (the “Warrant Agreement”), duly executed and delivered by the Company and American Stock Transfer & Trust Company, LLC, as Warrant Agent (the “Warrant Agent”). The Warrant Agreement hereby is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be inspected at the Warrant Agent’s office and is available upon written request addressed to the Company. All capitalized terms used on the face of this Warrant Certificate but not defined herein and are defined in the Warrant Agreement shall have the meanings assigned to them therein.

Warrants may be exercised to purchase Warrant Shares from the Company from the date of the Warrant Agreement through 5:00 p.m., New York City time, on the Expiration Date, at the Exercise Price set forth on the face hereof, subject to adjustment as described in the Warrant Agreement. Subject to the terms and conditions set forth herein and in the Warrant Agreement, the holder of the Warrants evidenced by this Warrant Certificate may exercise such Warrants by: (i) providing written notice of such election (“Warrant Exercise Notice”) to exercise the Warrants to the Company and the Warrant Agent at the addresses set forth in the Warrant Agreement, by hand or by facsimile, no later than 5:00 p.m., New York City time, on the Expiration Date, which Warrant Exercise Notice shall substantially be in the form of an election to purchase shares of Common Stock set forth herein, properly completed and executed by the holder; (ii) delivering no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date, the Warrants to the Warrant Agent (by book-entry transfer through the facilities of the Depository); and (iii) paying the Exercise Price, together with any applicable taxes and governmental charges.

In lieu of paying the Exercise Price as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement, the Warrants shall entitle the holder thereof, at the election of such holder, to exercise the Warrants by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon exercise of the Warrants which when multiplied by the Market Price of the Common Stock is equal to the aggregate price for the number of Shares for which the Warrants are being exercised at the Exercise Price (assuming the Exercise Price for all such Shares was being paid in cash), and such withheld shares shall no longer be issuable under the Warrants.

In the event that upon any exercise of the Warrants evidenced hereby the number of shares of Common Stock actually purchased shall be less than the total number of shares of Common Stock purchasable upon exercise of the Warrants evidenced hereby, there shall be issued to the holder hereof, or such holder’s assignee, a new Warrant Certificate evidencing Warrants to purchase the shares of Common Stock not so purchased or appropriate adjustment shall be made in the “Schedule of Increases or Decreases in VNR Common Unit Global Warrant Certificate” annexed hereto. No adjustment shall be made for any cash dividends on any shares of Common Stock issuable upon exercise of Warrants. After 5:00 p.m., New York City time on the Expiration Date, unexercised Warrants shall become wholly void and of no value.

The Company shall not be required to issue fractional shares of Common Stock or any certificates that evidence fractional Shares.

A-5

Warrant Certificates, when surrendered by book-entry delivery through the facilities of the Depository, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing Warrants to purchase in the aggregate a like number of shares of Common Stock.

No Warrants may be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities laws.

The Company and Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

[Balance of page intentionally remains blank]

A-6

[TO BE ATTACHED TO VNR COMMON UNIT GLOBAL WARRANT CERTIFICATE]

SCHEDULE OF INCREASES OR DECREASES IN VNR COMMON UNIT GLOBAL WARRANT CERTIFICATE

The following increases or decreases in this Global Warrant have been made:

Date	Amount of decrease in the number of shares issuable upon exercise of the Warrants represented by this Global Warrant	Amount of increase in number of shares issuable upon exercise of the Warrants represented by this Global Warrant	Number of shares issuable upon exercise of the Warrants represented by this Global Security following such decrease or increase	Signature of authorized officer of the Warrant Agent

A-7

EXHIBIT B

FORM OF ELECTION TO EXERCISE VNR COMMON UNIT WARRANT FOR
WARRANT HOLDERS HOLDING WARRANTS
THROUGH THE DEPOSITORY TRUST COMPANY

TO BE COMPLETED BY DIRECT PARTICIPANT
IN THE DEPOSITORY TRUST COMPANY

VANGUARD NATURAL RESOURCES, INC.

Warrants to Purchase Shares of Common Stock

(TO BE EXECUTED UPON EXERCISE OF THE VNR COMMON UNIT WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by VNR Common Unit Warrants (“Warrants”) to purchase shares of Common Stock of VANGUARD NATURAL RESOURCES, INC. (the “Company”) held for its benefit through the book-entry facilities of The Depository Trust Company (the “Depository”), to purchase newly issued shares of Common Stock of the Company at the Exercise Price of $61.45 per share.

The undersigned represents, warrants and promises that it has the full power and authority to exercise and deliver the Warrants exercised hereby. The undersigned represents, warrants and promises that it has delivered or will deliver in payment for such shares $___ by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose or through a cashless exercise (as described below), no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date.

☐  Please check if the undersigned, in lieu of paying the Exercise Price as set forth in the preceding paragraph, elects to exercise Warrants by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon exercise of the Warrants which when multiplied by the Market Price of the Common Stock is equal to the aggregate price for the number of Shares for which the Warrants are being exercised at the Exercise Price (assuming the Exercise Price for all such Shares was being paid in cash), and such withheld shares shall no longer be issuable under the Warrants.

The undersigned requests that the shares of Common Stock purchased hereby be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below, provided that if the shares of Common Stock are evidenced by global securities, the shares of Common Stock shall be registered in the name of the Depository or its nominee.

Dated:

B-1

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU (THROUGH THE CLEARING SYSTEM) OF (1) THE WARRANT AGENT’S ACCOUNT AT THE DEPOSITORY TO WHICH YOU MUST DELIVER YOUR WARRANTS BY 5:00 P.M., NEW YORK CITY TIME, ONE BUSINESS DAY IMMEDIATELY PRIOR TO THE SETTLEMENT DATE AND (2) THE ADDRESS, PHONE NUMBER AND FACSIMILE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

B-2

NAME OF DIRECT PARTICIPANT IN THE DEPOSITORY:
(PLEASE PRINT)
ADDRESS:

CONTACT NAME:

ADDRESS:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT FROM WHICH WARRANTS ARE BEING DELIVERED:

DEPOSITORY ACCOUNT NO.:

WARRANT EXERCISE NOTICES WILL ONLY BE VALID IF DELIVERED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THIS NOTIFICATION (OR AS OTHERWISE DIRECTED), MARKED TO THE ATTENTION OF “WARRANT EXERCISE.” WARRANT HOLDER DELIVERING WARRANTS, IF OTHER THAN THE DIRECT DTC PARTICIPANT DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:
(PLEASE PRINT)

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT TO WHICH THE SHARES OF COMMON STOCK ARE TO BE CREDITED:

DEPOSITORY ACCOUNT NO.:

B-3

FILL IN FOR DELIVERY OF THE COMMON STOCK, IF OTHER THAN TO THE PERSON DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:
(PLEASE PRINT)

ADDRESS:

CONTACT

NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

NUMBER OF SHARES OF COMMON STOCK FOR WHICH WARRANT IS BEING EXERCISED

(ONLY ONE EXERCISE PER WARRANT EXERCISE NOTICE):

Signature:

Name:

Capacity in which Signing:

Signature Guaranteed

BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

B-4

EXHIBIT C

FORM OF FACE OF VNR PREFERRED UNIT GLOBAL WARRANT CERTIFICATE

This VNR Preferred Unit Global Warrant Certificate (this “Global Warrant Certificate”) is deposited with or on behalf of The Depository Trust Company (the “Depository”) or its nominee in custody for the benefit of the beneficial owners hereof, and is not transferable to any person under any circumstances except that (i) this Global Warrant Certificate may be delivered to the Warrant Agent for cancellation pursuant to Section 4(f) of the Warrant Agreement and (ii) this Global Warrant Certificate may be transferred pursuant to Section 4(e) of the Warrant Agreement and as set forth below.

UNLESS THIS GLOBAL WARRANT CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO THE COMPANY OR THE WARRANT AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT HEREON IS MADE TO CEDE &CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO. OR SUCH OTHER ENTITY, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL WARRANT CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE OR AS OTHERWISE PERMITTED IN SECTION 4(E) OF THE WARRANT AGREEMENT, AND TRANSFERS OF BENEFICIAL INTERESTS IN THIS GLOBAL WARRANT CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 4 OF THE WARRANT AGREEMENT.

No registration or transfer of the securities issuable pursuant to the exercise of the Warrant will be recorded on the books of the Company until such provisions have been complied with.

To the extent that any provision hereof conflicts with any provision of the Warrant Agreement, the provision in the Warrant Agreement shall control.

C-1

CUSIP No. 91828V 118

ISIN No. US91828V1180

WARRANTS TO PURCHASE

SHARES OF COMMON STOCK

VANGUARD NATURAL RESOURCES, INC.

VNR PREFERRED UNIT GLOBAL WARRANT TO PURCHASE COMMON STOCK

VOID AFTER 5:00 P.M., New York City Time, February 1, 2021

This VNR Preferred Unit Global Warrant Certificate (“Warrant Certificate”) certifies that Cede & Co., or its registered assigns is the registered holder of VNR Preferred Unit Warrants (the “Warrants”) of VANGUARD NATURAL RESOURCES, INC., a Delaware corporation (the “Company”), to purchase the number of shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company set forth above. The Warrants expire at 5:00 p.m., New York City time, on February 1, 2021 (such date, the “Expiration Date”), and each Warrant entitles the holder to purchase from the Company one fully paid and non-assessable Share at the exercise price (the “Exercise Price”), payable to the Company either by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose, no later than 5:00 p.m., New York City time, on the business day immediately prior to the settlement date, which settlement date is three Business Days after a Warrant Exercise Notice is delivered (the “Settlement Date”). The initial Exercise Price shall be $44.25.

In lieu of paying the Exercise Price as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement (as defined on the reverse hereof), the Warrants shall entitle the holder thereof, at the election of such holder, to exercise the Warrants by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the Warrants which when multiplied by the Market Price of the Common Stock is equal to the aggregate price for the number of Shares for which the Warrants are being exercised at the Exercise Price (assuming the Exercise Price for all such Shares was being paid in cash), and such withheld shares shall no longer be issuable under the Warrants.

The Exercise Price and the number of Shares purchasable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

To the extent that any provision hereof conflicts with any provision of the Warrant Agreement, the provision in the Warrant Agreement shall control.

No Warrant may be exercised prior to the date of the Warrant Agreement or after the Expiration Date.

After 5:00 p.m., New York City time, on the Expiration Date, the Warrants will become wholly void and of no value.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

C-2

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer.

Dated:

VANGUARD NATURAL RESOURCES, INC.

By:

Name:
Title:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

as Warrant Agent

By:

Name:
Title:

C-3

FORM OF REVERSE OF GLOBAL WARRANT CERTIFICATE
VANGUARD NATURAL RESOURCES, INC.

The Warrants evidenced by this Warrant Certificate are a part of a duly authorized issue of Warrants to purchase shares of Common Stock issued pursuant to that certain Warrant Agreement, dated as of August 1, 2017 (the “Warrant Agreement”), duly executed and delivered by the Company and American Stock Transfer & Trust Company, LLC, as Warrant Agent (the “Warrant Agent”). The Warrant Agreement hereby is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be inspected at the Warrant Agent’s office and is available upon written request addressed to the Company. All capitalized terms used on the face of this Warrant Certificate but not defined herein and are defined in the Warrant Agreement shall have the meanings assigned to them therein.

Warrants may be exercised to purchase Warrant Shares from the Company from the date of the Warrant Agreement through 5:00 p.m., New York City time, on the Expiration Date, at the Exercise Price set forth on the face hereof, subject to adjustment as described in the Warrant Agreement. Subject to the terms and conditions set forth herein and in the Warrant Agreement, the holder of the Warrants evidenced by this Warrant Certificate may exercise such Warrants by: (i) providing written notice of such election (“Warrant Exercise Notice”) to exercise the Warrants to the Company and the Warrant Agent at the addresses set forth in the Warrant Agreement, by hand or by facsimile, no later than 5:00 p.m., New York City time, on the Expiration Date, which Warrant Exercise Notice shall substantially be in the form of an election to purchase shares of Common Stock set forth herein, properly completed and executed by the holder; (ii) delivering no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date, the Warrants to the Warrant Agent (by book-entry transfer through the facilities of the Depository); and (iii) paying the Exercise Price, together with any applicable taxes and governmental charges.

In lieu of paying the Exercise Price as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement, the Warrants shall entitle the holder thereof, at the election of such holder, to exercise the Warrants by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon exercise of the Warrants which when multiplied by the Market Price of the Common Stock is equal to the aggregate price for the number of Shares for which the Warrants are being exercised at the Exercise Price (assuming the Exercise Price for all such Shares was being paid in cash), and such withheld shares shall no longer be issuable under the Warrants.

In the event that upon any exercise of the Warrants evidenced hereby the number of shares of Common Stock actually purchased shall be less than the total number of shares of Common Stock purchasable upon exercise of the Warrants evidenced hereby, there shall be issued to the holder hereof, or such holder’s assignee, a new Warrant Certificate evidencing Warrants to purchase the shares of Common Stock not so purchased or appropriate adjustment shall be made in the “Schedule of Increases or Decreases in VNR Preferred Unit Global Warrant Certificate” annexed hereto. No adjustment shall be made for any cash dividends on any shares of Common Stock issuable upon exercise of Warrants. After 5:00 p.m., New York City time on the Expiration Date, unexercised Warrants shall become wholly void and of no value.

The Company shall not be required to issue fractional shares of Common Stock or any certificates that evidence fractional Shares.

C-4

Warrant Certificates, when surrendered by book-entry delivery through the facilities of the Depository, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing Warrants to purchase in the aggregate a like number of shares of Common Stock.

No Warrants may be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities laws.

The Company and Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

[Balance of page intentionally remains blank]

C-5

[TO BE ATTACHED TO VNR PREFERRED UNIT GLOBAL WARRANT CERTIFICATE]

SCHEDULE OF INCREASES OR DECREASES IN VNR PREFERRED UNIT GLOBAL WARRANT CERTIFICATE

The following increases or decreases in this Global Warrant have been made:

Date	Amount of decrease in the number of shares issuable upon exercise of the Warrants represented by this Global Warrant	Amount of increase in number of shares issuable upon exercise of the Warrants represented by this Global Warrant	Number of shares issuable upon exercise of the Warrants represented by this Global Security following such decrease or increase	Signature of authorized officer of the Warrant Agent

C-6

EXHIBIT D

FORM OF ELECTION TO EXERCISE VNR PREFERRED UNIT WARRANT FOR
WARRANT HOLDERS HOLDING WARRANTS
THROUGH THE DEPOSITORY TRUST COMPANY

TO BE COMPLETED BY DIRECT PARTICIPANT
IN THE DEPOSITORY TRUST COMPANY

VANGUARD NATURAL RESOURCES, INC.

Warrants to Purchase Shares of Common Stock

(TO BE EXECUTED UPON EXERCISE OF THE VNR PREFERRED UNIT WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by VNR Preferred Unit Warrants (the “Warrants”) to purchase shares of Common Stock of VANGUARD NATURAL RESOURCES, INC. (the “Company”) held for its benefit through the book-entry facilities of The Depository Trust Company (the “Depository”), to purchase newly issued shares of Common Stock of the Company at the Exercise Price of $44.25 per share.

The undersigned represents, warrants and promises that it has the full power and authority to exercise and deliver the Warrants exercised hereby. The undersigned represents, warrants and promises that it has delivered or will deliver in payment for such shares $___ by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose or through a cashless exercise (as described below), no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date.

☐  Please check if the undersigned, in lieu of paying the Exercise Price as set forth in the preceding paragraph, elects to exercise Warrants by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon exercise of the Warrants which when multiplied by the Market Price of the Common Stock is equal to the aggregate price for the number of Shares for which the Warrants are being exercised at the Exercise Price (assuming the Exercise Price for all such Shares was being paid in cash), and such withheld shares shall no longer be issuable under the Warrants.

The undersigned requests that the shares of Common Stock purchased hereby be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below, provided that if the shares of Common Stock are evidenced by global securities, the shares of Common Stock shall be registered in the name of the Depository or its nominee.

Dated:

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU (THROUGH THE CLEARING SYSTEM) OF (1) THE WARRANT AGENT’S ACCOUNT AT THE DEPOSITORY TO WHICH YOU MUST DELIVER YOUR WARRANTS BY 5:00 P.M., NEW YORK CITY TIME, ONE BUSINESS DAY IMMEDIATELY PRIOR TO THE SETTLEMENT DATE AND (2) THE ADDRESS, PHONE NUMBER AND FACSIMILE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

D-1

NAME OF DIRECT PARTICIPANT IN THE DEPOSITORY:

(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

ADDRESS:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT FROM WHICH WARRANTS ARE BEING DELIVERED:

DEPOSITORY ACCOUNT NO.:

WARRANT EXERCISE NOTICES WILL ONLY BE VALID IF DELIVERED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THIS NOTIFICATION (OR AS OTHERWISE DIRECTED), MARKED TO THE ATTENTION OF “WARRANT EXERCISE.” WARRANT HOLDER DELIVERING WARRANTS, IF OTHER THAN THE DIRECT DTC PARTICIPANT DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:

(PLEASE PRINT)

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT TO WHICH THE SHARES OF COMMON STOCK ARE TO BE CREDITED:

DEPOSITORY ACCOUNT NO.:

D-2

FILL IN FOR DELIVERY OF THE COMMON STOCK, IF OTHER THAN TO THE PERSON DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:

(PLEASE PRINT)

ADDRESS:

CONTACT

NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

NUMBER OF SHARES OF COMMON STOCK FOR WHICH WARRANT IS BEING EXERCISED

(ONLY ONE EXERCISE PER WARRANT EXERCISE NOTICE):

Signature:

Name:

Capacity in which Signing:

Signature Guaranteed

BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

D-3

EXHIBIT E

FORM OF ELECTION TO EXERCISE VNR COMMON UNIT WARRANT FOR
HOLDERS OF VNR COMMON UNIT WARRANTS HOLDING
DIRECT REGISTRATION WARRANTS

TO BE COMPLETED BY REGISTERED HOLDER

VANGUARD NATURAL RESOURCES, INC.

Warrants to Purchase Shares of Common Stock

(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by VNR Common Unit Warrants (“Warrants”) to purchase shares of Common Stock of VANGUARD NATURAL RESOURCES, INC. (the “Company”), to purchase newly issued shares of Common Stock of the Company at the Exercise Price of $61.45 per share.

The undersigned represents, warrants and promises that it has the full power and authority to exercise and deliver the Warrants exercised hereby. The undersigned represents, warrants and promises that it has delivered or will deliver in payment for such shares $___ by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose or through a cashless exercise (as described below), no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date.

☐ Please check if the undersigned, in lieu of paying the Exercise Price as set forth in the preceding paragraph, elects to exercise Warrants by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon exercise of the Warrants which when multiplied by the Market Price of the Common Stock is equal to the aggregate price for the number of Shares for which the Warrants are being exercised at the Exercise Price (assuming the Exercise Price for all such Shares was being paid in cash), and such withheld shares shall no longer be issuable under the Warrants.

The undersigned requests that the shares of Common Stock purchased hereby be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below, provided that if the shares of Common Stock are evidenced by global securities, the shares of Common Stock shall be registered in the name of the Depository or its nominee.

Dated:

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU (THROUGH THE CLEARING SYSTEM) OF (1) THE WARRANT AGENT’S ACCOUNT AT THE DEPOSITORY TO WHICH YOU MUST DELIVER YOUR WARRANTS BY 5:00 P.M., NEW YORK CITY TIME, ONE BUSINESS DAY IMMEDIATELY PRIOR TO THE SETTLEMENT DATE AND (2) THE ADDRESS, PHONE NUMBER AND FACSIMILE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

E-1

NAME OF DIRECT PARTICIPANT IN THE DEPOSITORY:

(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

ADDRESS:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT FROM WHICH WARRANTS ARE BEING DELIVERED:

DEPOSITORY ACCOUNT NO.:

WARRANT EXERCISE NOTICES WILL ONLY BE VALID IF DELIVERED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THIS NOTIFICATION (OR AS OTHERWISE DIRECTED), MARKED TO THE ATTENTION OF “WARRANT EXERCISE.” WARRANT HOLDER DELIVERING WARRANTS, IF OTHER THAN THE DIRECT DTC PARTICIPANT DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:

(PLEASE PRINT)

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT TO WHICH THE SHARES OF COMMON STOCK ARE TO BE CREDITED:

DEPOSITORY ACCOUNT NO.:

E-2

FILL IN FOR DELIVERY OF THE COMMON STOCK, IF OTHER THAN TO THE PERSON DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:

(PLEASE PRINT)

ADDRESS:

CONTACT

NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

NUMBER OF SHARES OF COMMON STOCK FOR WHICH WARRANT IS BEING EXERCISED
(ONLY ONE EXERCISE PER WARRANT EXERCISE NOTICE):

Signature:

Name:

Capacity in which Signing:

Signature Guaranteed

BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

E-3

EXHIBIT F

FORM OF ELECTION TO EXERCISE VNR PREFERRED UNIT WARRANT FOR
HOLDERS OF VNR PREFERRED UNIT WARRANTS HOLDING
DIRECT REGISTRATION WARRANTS

TO BE COMPLETED BY REGISTERED HOLDER

VANGUARD NATURAL RESOURCES, INC.

Warrants to Purchase Shares of Common Stock

(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by VNR Preferred Unit Warrants (“Warrants”) to purchase shares of Common Stock of VANGUARD NATURAL RESOURCES, INC. (the “Company”), to purchase newly issued shares of Common Stock of the Company at the Exercise Price of $44.25 per share.

The undersigned represents, warrants and promises that it has the full power and authority to exercise and deliver the Warrants exercised hereby. The undersigned represents, warrants and promises that it has delivered or will deliver in payment for such shares $___ by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose or through a cashless exercise (as described below), no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date.

☐ Please check if the undersigned, in lieu of paying the Exercise Price as set forth in the preceding paragraph, elects to exercise Warrants by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon exercise of the Warrants which when multiplied by the Market Price of the Common Stock is equal to the aggregate price for the number of Shares for which the Warrants are being exercised at the Exercise Price (assuming the Exercise Price for all such Shares was being paid in cash), and such withheld shares shall no longer be issuable under the Warrants.

The undersigned requests that the shares of Common Stock purchased hereby be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below, provided that if the shares of Common Stock are evidenced by global securities, the shares of Common Stock shall be registered in the name of the Depository or its nominee.

Dated:

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU (THROUGH THE CLEARING SYSTEM) OF (1) THE WARRANT AGENT’S ACCOUNT AT THE DEPOSITORY TO WHICH YOU MUST DELIVER YOUR WARRANTS BY 5:00 P.M., NEW YORK CITY TIME, ONE BUSINESS DAY IMMEDIATELY PRIOR TO THE SETTLEMENT DATE AND (2) THE ADDRESS, PHONE NUMBER AND FACSIMILE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

F-1

NAME OF DIRECT PARTICIPANT IN THE DEPOSITORY:

(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

ADDRESS:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT FROM WHICH WARRANTS ARE BEING DELIVERED:

DEPOSITORY ACCOUNT NO.:

WARRANT EXERCISE NOTICES WILL ONLY BE VALID IF DELIVERED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THIS NOTIFICATION (OR AS OTHERWISE DIRECTED), MARKED TO THE ATTENTION OF “WARRANT EXERCISE.” WARRANT HOLDER DELIVERING WARRANTS, IF OTHER THAN THE DIRECT DTC PARTICIPANT DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:

(PLEASE PRINT)

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT TO WHICH THE SHARES OF COMMON STOCK ARE TO BE CREDITED:

DEPOSITORY ACCOUNT NO.:

F-2

FILL IN FOR DELIVERY OF THE COMMON STOCK, IF OTHER THAN TO THE PERSON DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:

(PLEASE PRINT)

ADDRESS:

CONTACT

NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

NUMBER OF SHARES OF COMMON STOCK FOR WHICH WARRANT IS BEING EXERCISED

(ONLY ONE EXERCISE PER WARRANT EXERCISE NOTICE):

Signature:

Name:

Capacity in which Signing:

Signature Guaranteed

BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

F-3

EXHIBIT G

FORM OF ASSIGNMENT FOR VNR COMMON UNIT WARRANTS

(TO BE EXECUTED BY THE REGISTERED HOLDER
IF SUCH HOLDER DESIRES TO TRANSFER A VNR COMMON UNIT WARRANT)

FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto

Name of Assignee

Address of Assignee

___ VNR Common Unit Warrants to purchase shares of Common Stock held by the undersigned, together with all right, title and interest therein, and does irrevocably constitute and appoint attorney, to transfer such VNR Common Unit Warrants on the books of the Warrant Agent, with full power of substitution.

Signature

Date

Social Security or Other Taxpayer Identification Number of Assignee

SIGNATURE GUARANTEED BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

G-1

EXHIBIT H

FORM OF ASSIGNMENT FOR VNR PREFERRED UNIT WARRANTS

(TO BE EXECUTED BY THE REGISTERED HOLDER
IF SUCH HOLDER DESIRES TO TRANSFER A VNR PREFERRED UNIT WARRANT)

FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto

Name of Assignee

Address of Assignee

___ VNR Preferred Unit Warrants to purchase shares of Common Stock held by the undersigned, together with all right, title and interest therein, and does irrevocably constitute and appoint attorney, to transfer such VNR Preferred Unit Warrants on the books of the Warrant Agent, with full power of substitution.

Signature

Date

Social Security or Other Taxpayer Identification Number of Assignee

SIGNATURE GUARANTEED BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

H-1

EXHIBIT I

VNR COMMON UNIT WARRANT SUMMARY

NUMBER OF VNR COMMON UNIT WARRANTS: Initially, 640,875.75 VNR Common Unit Warrants (the “Warrants”), subject to adjustment as described in the Warrant Agreement dated as of August 1, 2017 between VANGUARD NATURAL RESOURCES, INC., as Issuer (the “Company”) and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Warrant Agent (as supplemented or modified, the “Warrant Agreement”), each of which is exercisable for one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”). This summary is not complete and reference is made to the Warrant Agreement for the terms of the VNR Common Unit Warrants. Any capitalized term not defined in this summary has the meaning assigned to such term in the Warrant Agreement. In the event of any conflict, the terms of the Warrant Agreement shall control.

EXERCISE PRICE: Initially, $61.45 per VNR Common Unit Warrant, subject to adjustment as described in the Warrant Agreement.

FORM OF SETTLEMENT:

Full Settlement: If Full Physical Settlement is elected, the Company shall deliver, against payment of the Exercise Price, a number of Warrant Shares equal to the number of VNR Common Unit Warrants exercised.

Cashless Exercise: If Cashless Exercise is elected, the Company will withhold from issuance a number of shares of Common Stock issuable upon the exercise of the Warrants which, when multiplied by the Market Price of the Common Stock, is equal to the aggregate price for the number of Shares for which the VNR Common Unit Warrants are being exercised at the Exercise Price (assuming the Exercise price for all such Shares was being paid in cash), and such withheld shares shall no longer be issuable under the VNR Common Unit Warrants.

DATES OF EXERCISE: At any time, and from time to time, prior to 5:00 P.M., New York City Time on the Expiration Date.

EXPIRATION DATE: 5:00 P.M., New York City Time, on February 1, 2021.

I-1

EXHIBIT J

VNR PREFERRED UNIT WARRANT SUMMARY

NUMBER OF VNR PREFERRED UNIT WARRANTS: Initially, 621,649.49 VNR Preferred Unit Warrants (the “Warrants”), subject to adjustment as described in the Warrant Agreement dated as of August 1, 2017 between VANGUARD NATURAL RESOURCES, INC., as Issuer (the “Company”) and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Warrant Agent (as supplemented or modified, the “Warrant Agreement”), each of which is exercisable for one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”). This summary is not complete and reference is made to the Warrant Agreement for the terms of the VNR Preferred Unit Warrants. Any capitalized term not defined in this summary has the meaning assigned to such term in the Warrant Agreement. In the event of any conflict, the terms of the Warrant Agreement shall control.

EXERCISE PRICE: Initially, $44.25 per VNR Preferred Unit Warrant, subject to adjustment as described in the Warrant Agreement.

FORM OF SETTLEMENT:

Full Settlement: If Full Physical Settlement is elected, the Company shall deliver, against payment of the Exercise Price, a number of Warrant Shares equal to the number of VNR Preferred Unit Warrants exercised.

Cashless Exercise: If Cashless Exercise is elected, the Company will withhold from issuance a number of shares of Common Stock issuable upon the exercise of the VNR Preferred Unit Warrants which, when multiplied by the Market Price of the Common Stock, is equal to the aggregate price for the number of Shares for which the VNR Preferred Unit Warrants are being exercised at the Exercise Price (assuming the Exercise price for all such Shares was being paid in cash), and such withheld shares shall no longer be issuable under the VNR Preferred Unit Warrants.

DATES OF EXERCISE: At any time, and from time to time, prior to 5:00 P.M., New York City Time on the Expiration Date.

EXPIRATION DATE: 5:00 P.M., New York City Time, on February 1, 2021.

J-1